MUNDER INTERNATIONAL EQUITY FUND

Class A, B, C, K & Y Shares

Supplement Dated October 26, 2012

to Prospectus Dated October 26, 2012

and Summary Prospectus Dated October 26, 2012

Proposed Merger of Munder International Equity Fund

with and into Munder International Fund — Core Equity

At a meeting held on September 11, 2012, the Board of Trustees of Munder Series Trust (“MST”) approved the merger of the Munder International Equity Fund (“International Equity Fund”) with and into the Munder International Fund — Core Equity (“International Core Equity Fund”), each a series of MST (“Merger”), subject to the approval of shareholders of the International Equity Fund.  The Board of Trustees of MST also called for a Special Meeting of the Shareholders of the International Equity Fund (“Meeting”) to vote on the Merger.  The Meeting will be held on December 4, 2012, and, if approved, the Merger is scheduled to be effective as of the close of business on December 7, 2012.  More information about the date of the meeting is provided in the proxy solicitation materials for the Merger.

The Merger is being proposed for several reasons, including to seek to provide the International Equity Fund’s shareholders with (i) potentially improved performance, (ii) lower net total expenses (but higher gross total expenses), (iii) greater assets under management in a single fund by combining two funds with similar investment objectives and similar investment strategies into a single fund, and (iv) an enhanced ability to eliminate certain costs of running the International Equity Fund and International Core Equity Fund separately.

If the Merger is approved by the shareholders of the International Equity Fund, the Agreement and Plan of Reorganization for the Merger (“Reorganization Agreement”) contemplates (1) the transfer of all of the assets of the International Equity Fund with and into the International Core Equity Fund in exchange for shares of the International Core Equity Fund having an aggregate value equal to the net assets of the International Equity Fund; (2) the assumption by the International Core Equity Fund of all of the liabilities of the International Equity Fund; and (3) the distribution of shares of the International Core Equity Fund to the shareholders of the International Equity Fund in complete liquidation of the International Equity Fund. Each shareholder of the International Equity Fund would receive shares of a corresponding or designated class of the International Core Equity Fund having an aggregate value equal to the aggregate value of the shares of the International Equity Fund held by that shareholder as of the closing date of the Merger.  Shareholders of each of Class B shares and Class K shares of the International Equity Fund will receive Class A shares of the International Core Equity Fund.  The Merger is expected to be a tax-free reorganization for federal income tax purposes and the closing of the Merger is conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Merger will qualify as a tax-free reorganization for federal income tax purposes.

If the Merger is not approved by shareholders of the International Equity Fund, the Merger will not occur.  In such an event, the International Equity Fund and the International Core Equity Fund will continue to operate separately, and Munder Capital Management, the advisor to both Funds, and the Board of Trustees of MST will determine what additional steps may be appropriate and in the best interests of the International Equity Fund and its shareholders, including but not limited to liquidation of the International Equity Fund.

The International Equity Fund will be open to new and existing investors until the business day immediately prior to the Merger.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE